EXHIBIT 23

                        CONSENT OF DELOITTE & TOUCHE LLP






























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                                   EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-30589 and Registration Statement No. 333-59781of FirstSpartan Financial Corp. on Forms S-8 and Registration Statement No. 333-70393 of FirstSpartan Financial Corp. on Form S-3D of our report dated July 16, 1999, appearing in the Annual Report of FirstSpartan Financial Corp. for the year ended June 30, 1999 incorporated by reference in this Form 10-K.












/s/ DELOITTE & TOUCHE LLP

Greenville, South Carolina
September 23, 1999